Judgments and sources of estimation uncertainty	12 Months Ended
Dec. 31, 2025
Notes and other explanatory information [abstract]
Judgments and sources of estimation uncertainty

4.	Judgments and sources of estimation uncertainty

The preparation of the consolidated financial information requires the use of estimates and judgments for certain transactions. The following are the key judgments and the main sources of estimation uncertainty with a significant risk of causing material adjustments to the Company's key accounting estimates over the next fiscal year.

4.1.	Recognition of exploration costs and oil and natural gas reserve estimates

After obtaining the legal rights to explore a specific area, the Company uses the successful efforts method to recognize costs incurred in connection with the exploration and evaluation of mineral resources, before demonstrating technical and commercial feasibility of extracting those resources. This method requires a direct relationship between costs incurred and mineral resources for these costs to be characterized as assets. The types of exploration costs and their respective recognition are presented in note 26.

The moment in which the technical and commercial feasibility of extracting a mineral resource is determined requires management judgments. An internal commission of technical executives of the Company periodically reviews the conditions of each well, by analysis of geological, geophysical and engineering data, as well as economic conditions, operating methods and government regulations.

The Company considers that the technical and commercial feasibility of a mineral resource can be demonstrated when the project has all the necessary information to characterize the reservoir as a proved reserve. Costs associated with non-commercial mineral resources are recognized as expenses in the period when identified.

According to the definitions prescribed by the SEC, proved oil and natural gas reserves are those quantities of oil and gas which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically feasible from a given date, from known reservoirs and under existing economic conditions, operating methods and government regulation.

The Company also determines reserves according to the criteria of the National Agency for Petroleum, Natural Gas and Biofuels / Society of Petroleum Engineers (ANP/SPE). The main differences between these criteria and the SEC criterion are related to the use of different economic assumptions and the possibility of considering as reserves, in the ANP/SPE criteria, the volumes expected to be produced beyond the concession contract expiration date in fields in Brazil, according to the ANP technical reserves regulations.

4.2.	Impairment testing
4.2.1.	Sources of estimation uncertainty related to impairment testing

Impairment testing of non-financial assets involves uncertainties mainly related to: (a) the average Brent prices and to the Brazilian real/U.S. dollar average exchange rate, whose estimates are relevant to virtually all of the Company's operating segments; (b) discount rates; and (c) estimated proved and probable reserves (according to the criteria established by the ANP/SPE, as described in note 4.1). A significant number of interdependent variables used to determine value in use are derived from these key assumptions, and their application in impairment testing involves a high degree of complexity. Value in use represents the present value of estimated future cash flows originating from an asset or a cash-generating units (CGU).

A sensitivity analysis for assets or CGUs most sensitive to future impairment losses or reversals in the next year is presented in note 25.

Average Brent prices and average exchange rate

The markets for crude oil and natural gas have a history of significant price volatility and, although prices can drop or increase precipitously, industry prices over the long term tend to be driven by market supply and demand fundamentals.

Brent prices and exchange rate projections are derived from the Business Plan and are consistent with market evidence, such as independent macro-economic forecasts, industry analysts and experts. Backtesting analysis and feedback processes in order to continually improve forecast techniques are also performed.

The Company’s oil price forecast model is based on a nonlinear relationship between variables reflecting market supply and demand fundamentals. This model also takes into account other relevant factors, such as the effects of the Organization of the Petroleum Exporting Countries (OPEC) decisions on the oil market, industry costs, idle capacity, oil and gas production forecasted by specialized firms, and the relationship between the oil price and the Brazilian Real/U.S. dollar exchange rate.

The process of projecting Brazilian real/U.S. dollar exchange rate is based on econometric models that consider long-term assumptions involving observable inputs, such as commodity prices, country risk, interest rates in the U.S. and the value of the U.S. dollar relative to a basket of foreign currencies (U.S. dollar Index – USDX).

Changes in the economic environment may result in changing assumptions and, consequently, the recognition of impairment losses or reversals on certain assets or CGUs. For example, the Company’s sales revenues and refining margins are directly impacted by Brent price variations, as well as Brazilian Real/U.S. dollar exchange rate variations, which also impacts our capital and operating expenditures.

Note 25 presents Brent prices and exchange rate estimates of the Company.

Discount rates

The discount rates used in impairment tests reflect specific risks associated with the estimated cash flows of the assets or CGUs. For example, changes in the economic and political environment may result in higher country risk projections, causing increases in the discount rates used in impairment tests, as well as investment decisions that result in the postponement or interruption of projects considering specific risks related to non-completion or delayed start of operations.

Note 25 presents the main discount rates applied in impairment tests.

Estimated proved and probable reserves

Reserves estimates, according to the criteria established by the ANP/SPE (as set out in note 4.1) are revised at least annually, based on updated geological and production data of reservoirs, as well as on changes in prices and costs used in these estimates. Revisions may also result from significant changes in the Company’s strategy for development projects or in the production capacity.

Although the Company is reasonably certain that proved reserves will be produced, the timing and amount recovered can be affected by a sort of factors including completion of production development projects, reservoir performance, regulatory aspects and significant changes in long-term oil and gas price levels.

4.2.2.	Identifying cash-generating units for impairment testing

A cash-generating unit (CGU) represents the smaller identifiable group of assets that generate cash inflows, which are largely independent of the cash inflows of other assets or groups of assets. Identifying CGUs requires management assumptions and judgment, based on the Company’s business and management model.

Changes in CGUs resulting from the review of investment, strategic or operational factors, may result in changes in the interdependencies of assets and, consequently, alter the aggregation or breakdown of assets that were part of certain CGUs, which may influence their ability to generate cash and cause additional losses or reversals in the recovery of such assets. If the approval for the sale of a CGU’s component occurs between the reporting date and the date of the issuance of the consolidated financial statements, the Company reassesses whether the value in use of this component, estimated with the information existing at the reporting date, reasonably represents its fair value, net of disposal expenses. Such information must include evidence of the stage at which management was committed to the sale of the CGU’s component.

The primary considerations in identifying the CGUs are set out as follows:

a)	Exploration and Production (E&P) CGUs:
i)	Crude oil and natural gas producing properties - individual CGUs: comprise assets related to exploration and production development of a field or a cluster (group of two or more fields) in Brazil and abroad. At December 31, 2025, there were 29 fields and 14 clusters representing different Exploration and Production CGUs in Brazil.
ii)	Equipment not related to crude oil and natural gas producing properties: comprise assets that ceased operation, such as platforms, drilling rigs and other assets which are not part of any CGU and are assessed for impairment separately.
b)	Refining, transportation and marketing (RT&M) CGUs:
i)	Set of refining and logistics assets: comprises refineries, terminals and pipelines, as well as logistics assets operated by Transpetro. The combined and centralized operation of such assets aims at serving the market at the lowest overall costs and preserving the strategic value of the whole set of assets in the long term. The operational planning is made in a centralized manner and these assets are not managed, measured or evaluated by their individual results. Refineries do not have autonomy to choose the oil to be processed, the mix of oil products to produce, the markets in which these products will be traded, which amounts will be exported, which intermediaries will be received and to decide the sale prices of oil products. Operational decisions are analyzed through an integrated model of operational planning for market supply, considering all the options for production, imports, exports, logistics and inventories, seeking to maximize the Company’s global performance. The decision on new investments is not based on the individual assessment of the asset where the project will be installed, but on the additional result for the CGU as a whole. The model that supports the entire planning, used in technical and economic feasibility studies of new investments in refining and logistics, seeks to allocate a certain type of oil, or a mix of oil products, and to define market supply (area of influence), aiming at achieving the best integrated results. Pipelines and terminals are a complementary and interdependent portion of the refining assets required to supply the market. In 2025, following the signing of the main contracts required for the completion of works and resumption of investments in the Second Refining Unit of RNEST and in the refining and utilities assets of the Boaventura Energy Complex, these assets were integrated into the CGU Set of refining and logistics assets;
ii)	Transportation: comprises assets relating to Transpetro’s fleet of vessels;
iii)	Hidrovia: comprises the fleet of vessels under construction of the Hidrovia project (transportation of ethanol along the Tietê River);
iv)	Fertilizer plants: sets of assets related to nitrogen fertilizer plants, each one representing individual CGUs, whether returning to operations or hibernated. As of December 31, 2025 the 3 CGUs are: Araucária Nitrogenados S.A. (ANSA), Fafens (fertilizer plants in the states of Bahia and Sergipe), and Nitrogen Fertilizer Unit III (UFN-III); and
v)	Other RT&M CGUs: operations abroad defined as the smallest group of assets that generates independent cash flows.
c)	Gas and Low Carbon Energies (G&LCE) CGUs:
i)	Integrated Systems: set of assets formed by natural gas processing plants in Itaboraí, Cabiúnas and Caraguatatuba, grouped together due to the contractual characteristics of the Integrated Processing System and the Integrated Transportation System;
ii)	Natural Gas Processing Plants: each remaining natural gas processing plant represents a separate CGU;
iii)	Set of thermoelectric power generation plants (UTEs): the operation and trade of energy of this CGU are carried out and coordinated in an integrated manner. The economic results of each of these plants in the integrated portfolio are highly dependent on each other, due to operational optimization aimed at maximizing the overall result;
iv)	Biodiesel: set of assets comprising Montes Claros and Candeias plants, reflecting the production planning and operation process, that takes into consideration domestic market conditions, the production capacity of each plant, the results achieved in the commercialization of products, as well as the raw materials supply;
v)	Quixadá: comprises the assets of biofuel plant located in the city of Quixadá, state of Ceará;
vi)	Other G&LCE CGUs: operations abroad defined as the smallest group of assets that generates largely independent cash flows.

Further information on impairment testing is set out in note 25.

4.3.	Sources of estimation uncertainty related to depreciation, depletion and amortization

As presented in note 23, assets directly related to the oil and gas production are depleted using the units of production method, calculated by monthly production over the respective developed proved reserves, except for the signature bonuses, which are calculated over total proved reserves.

Proved developed reserves are those for which recovery can be expected: (i) through existing wells, equipment and operating methods, or in which the cost of the required equipment is relatively minor compared to the cost of a new well; and (ii) through extraction equipment and operational infrastructure installed at the time of the reserves estimate, if the extraction is carried out by means that do not involve a well.

Estimates of proved reserves volumes used in the units of production method are prepared by Company’s technicians according to the SEC definitions (as described in note 4.1). Revisions to the Company’s proved developed and undeveloped reserves impact prospectively the amounts of depreciation, depletion and amortization recognized in the statement of income and the carrying amounts of oil and gas properties assets. Information on uncertainties related to reserve volume estimates are presented in note 4.1.

Therefore, assuming all other variables remain constant, a decrease in estimated proved reserves would increase, prospectively, depreciation, depletion and amortization expense, while an increase in reserves would reduce depreciation, depletion and amortization.

4.4.	Sources of estimation uncertainty related to pension plan and other post-employment benefits

The net actuarial liability represents the Company's actuarial obligations, net of fair value of plan assets (when applicable), at present value, as described in note 19.3.2.

The actuarial obligations and net expenses related to defined benefit pension and health care post-employment plans are computed based on several financial and demographic assumptions, of which the most significant are:

a) Discount rate: comprises the projected future inflation in addition to an equivalent discounted interest rate that matches the duration of the pension and health care obligations with the future yield curve of long-term Brazilian Government Bonds; and

b) Medical and hospital costs changes rate: comprise the projected growth rates based on per capita health care benefits paid over the last five years, which are used as a basis for projections, converged to the general price inflation index within 30 years.

These and other actuarial assumptions are revised at least annually and may differ materially from actual results due to changes in market and economic conditions.

The measurement uncertainties associated with the defined benefit obligation and a sensitivity analysis of discount rates and changes in medical costs are disclosed in notes 19.3.6 and 19.3.7, respectively.

4.5.	Sources of estimation uncertainty related to provisions for legal proceedings and contingencies

The Company is part in arbitrations and in legal and administrative proceedings involving civil, tax, labor and environmental issues arising from the normal course of its business and makes use of estimates to recognize the amounts and the probability of outflow of resources, based on reports and technical assessments from legal advisors and on management’s assessment.

These estimates are performed individually, or aggregated if there are cases with similar characteristics, primarily considering factors such as assessment of the plaintiff’s demands, consistency of the existing evidence, jurisprudence on similar cases and doctrine on the subject. Specifically for lawsuits by outsourced employees, the Company estimates the expected loss based on a statistical procedure, due to the number of actions with similar characteristics.

Arbitral, legal and administrative decisions against the Company, new jurisprudence and changes of existing evidence can result in changes on the probability of outflow of resources and on the estimated amounts, according to the assessment of the legal basis.

Note 20 provides further detailed information about contingencies and legal proceedings.

4.6.	Sources of estimation uncertainty related to decommissioning costs

The Company has legal obligations to remove equipment and restore onshore and offshore areas at the end of operations, in the E&P segment. Its most significant asset removal obligations relate to offshore areas. Estimates of costs for future environmental cleanup and remediation activities are based on current information about costs and expected plans for remediation. The timing of abandonment and dismantling of areas is based on the length of reserves depletion, in accordance with the ANP/SPE definitions (as described in note 4.1). Therefore, revisions to reserves estimates that result in changes in the timing of reserves depletion may impact the provision for decommissioning cost. For additional information about revisions to the Company’s reserves estimates, see note 4.1.

These obligations are recognized at present value, using a risk-free discount rate, adjusted to the Company's credit risk. Changes in the discount rate can cause significant variations in the recognized amount, due to the long-term nature until abandonment. A sensitivity analysis of discount rates used in the calculation of the provision for decommissioning costs is presented in note 20.

The calculation to determine the amounts to be provisioned are complex, since: i) the obligations are long-term; ii) the contracts and regulations contain subjective definitions of the removal and remediation practices and criteria involved when the events occur; and iii) asset removal technologies and costs are constantly changing, along with regulations, environmental, safety and public relations considerations. Additionally, abandonment costs are mostly denominated in U.S. dollars, which may result in significant changes in the estimates due to changes in the exchange rates overtime.

The Company constantly conducts studies to incorporate technologies and procedures to optimize the process of abandonment, considering industry best practices. However, the timing and amounts of future cash flows are subject to significant uncertainty.

In the event of a total or partial sale of interest in E&P contracts, the Company remains jointly liable for decommissioning costs after its production has ceased, if the purchaser fails to comply with this obligation, as determined by the ANP.

Provisions for decommissioning costs associated with the Company’s Refining, Transportation and Marketing (RT&M) and Gas and Low Carbon Energy (G&EBC) segments are not recognized as there is no legal or contractual obligation, nor any agreement with third parties for the decommissioning of assets in these segments. Changes in circumstances may require the recognition of provisions for decommissioning costs for such assets. However, such changes are not expected by the Company.

Note 21 provides further information about provision for decommissioning costs.

4.7.	Sources of estimation uncertainty related to leases

The Company uses incremental borrowing rates to determine the present value of the lease payments, when the interest rate implicit in the lease cannot be readily determined.

The determination of incremental rates requires estimates based on corporate funding rates (obtained from the yields on bonds issued by Petrobras), which take into account the risk-free rate and the Company's credit risk premium, adjusted to reflect the specific conditions and characteristics of the lease, such as the risk of the country's economic environment, guarantees, currency and duration of the payment flow.

The present value of lease liabilities is determined based on the incremental rates estimated at the start date of each lease. Therefore, even in cases where lease agreements have similar characteristics, their cash flows may be discounted at significantly different incremental rates depending on the Company's corporate funding rates on the start date of each lease.

Note 31 presents information on lease arrangements by class of underlying assets.

4.8.	Sources of estimation uncertainty related to cash flow hedge accounting involving the Company’s future exports

The Company determines its “highly probable future exports” based on its current Business Plan and on short-term estimates on a monthly basis. The highly probable future exports are determined by a percentage of projected export revenues.

The estimate of the amount of highly probable future exports considers future uncertainty regarding the Brent oil prices, oil production and demand for products in a model which optimizes the Company's operations and investments, in addition to considering the historical profile of exported volume in relation to total oil production.

As described in note 33.3.1, foreign exchange gains and losses relating to the effective portion of hedging instruments are recognized in other comprehensive income and reclassified to the statement of income within finance income (expense) in the periods when the hedged item affects the statement of income. However, if future exports for which foreign exchange gains and losses hedging relationship has been designated is no longer expected to occur, any related cumulative foreign exchange gains or losses that have been recognized in other comprehensive income from the date the hedging relationship was designated to the date the Company revoked the designation is immediately recycled from other comprehensive income to the statement of income.

For the long term, future exports forecasts are reviewed whenever the Company reviews its Business Plan assumptions, while for the short-term future exports are reviewed monthly. The approach for determining highly probable future exports is reviewed annually, at least.

See note 33.3.1 for more detailed information about cash flow hedge accounting and a sensitivity analysis of the cash flow hedge involving future exports.

4.9.	Sources of estimation uncertainty related to income taxes

Income taxes rules and regulations may be interpreted differently by tax authorities, and situations may arise in which these interpretations differ from the Company's understanding.

Uncertainties over income taxes treatments represent the risks that the tax authority does not accept a certain tax treatment applied by the Company, mainly related to different interpretations of deductions and additions to the income taxes calculation basis. The Company evaluates each uncertain tax treatment separately or in a group where there is interdependence in relation to the expected result.

The Company estimates the probability of acceptance of an uncertain tax treatment by the tax authority based on technical assessments by its legal advisors, considering precedent jurisprudence applicable to current tax legislation, which may be impacted mainly by changes in tax rules or court decisions which may affect the analysis of the fundamentals of uncertainty. The tax risks identified are evaluated, treated and, when applicable, follows a pre-determined tax risk management methodology.

If it is probable that the tax authorities will accept an uncertain tax treatment, the amounts recorded in the financial statements are consistent with the tax records and, therefore, no uncertainty is reflected in the measurement of current or deferred income taxes. If it is not probable that the tax authorities will accept an uncertain tax treatment, the uncertainty is reflected in the measurement of current or deferred income taxes in the financial statements.

The effect of uncertainty for each uncertain tax treatment is estimated by using the method that provides the best prediction of the resolution of the uncertainty. The most probable amount method provides as an estimate the single most probable amount in a set of possible outcomes, while the expected amount method represents the sum of the amounts weighted by the probability in relation to a range of possible outcomes.

Additional information on uncertainty over income taxes treatments is disclosed in Note 18.1.

4.10.	Sources of estimation uncertainty related to expected credit losses

Credit losses correspond to the difference between all contractual cash flows owed to the Company and all cash flows that the entity expects to receive, discounted at the original effective interest rate. The expected credit loss of a financial asset corresponds to the average of expected credit losses weighted by the respective default risks.

Expected credit losses on financial assets are based on assumptions relating to risk of default, the determination of whether there has been a significant increase in credit risk, expectation of recovery, among others. The Company uses judgment for such assumptions in addition to information from credit rating agencies and inputs based on collection delays.

Notes 14.2 and 14.3 provide details on the expected credit losses recognized by the Company.

4.11.	Sources of estimation uncertainty related to the compensation for the surplus volume for the Transfer of Rights Agreement

As a result of the Second Bidding Round for the Surplus Volume of the Transfer of Rights Agreement under the Production Sharing regime, the Company signed amendments and new agreements in 2022 with partners in the Atapu and Sépia fields. These agreements provide, in addition to the compensation already received upon signature, possible additional amounts receivable that may be owed to the Company, linked to Brent price, according to the conditions described in note 29.2.

Additionally, over the last few years the Company has sold assets considered non-strategic and established partnerships in E&P assets aiming, among other objectives, at sharing risks and developing new technologies. Such transactions were carried out through partnerships (note 27) and divestments, with procedures aligned with current legislation and regulatory bodies. In some of these transactions, contingent receipts are also provided for, subject to contractual clauses, linked to Brent price (note 29.2).